                                                              Exhibit (a)(1)(ix)

                              AMENDED AND RESTATED
                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)

         PURSUANT TO THE AMENDED AND RESTATED OFFER TO PURCHASE FOR CASH
                     ALL OUTSTANDING SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                               BAIRNCO CORPORATION
                                       at
                              $13.50 NET PER SHARE
                                       by
                              BZ ACQUISITION CORP.
                          A Wholly Owned Subsidiary of
                             STEEL PARTNERS II, L.P.

--------------------------------------------------------------------------------
       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
       CITY TIME, ON FRIDAY, MARCH 16, 2007, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------
                        THE DEPOSITARY FOR THE OFFER IS:

                          AST American Stock Transfer
                              & Trust Company

      BY MAIL OR OVERNIGHT COURIER:                       BY HAND:

American Stock Transfer & Trust Company     American Stock Transfer & Trust Company
          Operations Center                     Attn: Reorganization Department
 Attn: Reorganization Department                      59 Maiden Lane
           6201 15th Avenue                           Concourse Level
          Brooklyn, NY 11219                        New York, NY 10038

      ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION
AGENT, MACKENZIE PARTNERS, INC., AT ITS ADDRESS AND TELEPHONE NUMBER AS SET
FORTH ON THE BACK COVER PAGE OF THE AMENDED AND RESTATED OFFER TO PURCHASE.

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE FOR THE DEPOSITARY, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE
NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER
OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS
COMPLETED.

=======================================================================================================
                         DESCRIPTION OF SHARES TENDERED
=======================================================================================================
               NAME(S)AND ADDRESS(ES) OF                         SHARES TENDERED
   REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK,          (PLEASE ATTACH ADDITIONAL
EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))       SIGNED LIST, IF NECESSARY)
=======================================================================================================
                                                                       TOTAL NUMBER OF       NUMBER OF
                                                       CERTIFICATE   SHARES REPRESENTED BY     SHARES
                                                       NUMBER(S)(1     CERTIFICATE(S)(1)     TENDERED(2)
                                                       ================================================

                                                       ================================================

                                                       ================================================

                                                       ================================================

                                                       ================================================

                                                       ================================================

                                                       TOTAL SHARES
===============================================================================================

                                                       (1) Need not be completed by stockholders
                                                       tendering by book-entry transfer.
                                                       (2) Unless otherwise indicated, it will be
                                                       assumed that all Shares represented by any
                                                       certificates delivered to the Depositary are
                                                       being tendered. See Instruction 4.

                                                   1

      This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Amended and
Restated Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The
Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Amended and Restated Offer to Purchase.

      Holders of outstanding shares of common stock, par value $0.01 per share
(the "Common Stock"), and associated preferred stock purchase rights (the
"Rights" and, together with the Common Stock, the "Shares"), of Bairnco
Corporation (the "Company"), whose certificates for such Shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the expiration of the offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Amended and Restated Offer to Purchase. See
Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

|_| CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR
    DESTROYED, SEE INSTRUCTION 8.

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE
    THE FOLLOWING:

     Name of Tendering Institution
                                  ----------------------------------------------

     Account Number
                   -------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

     Name(s) of Tendering Stockholder(s)
                                        ----------------------------------------

     Date of Execution of Notice of Guaranteed Delivery                   , 2007
                                                        ------------------

     Name of Institution which Guaranteed Delivery
                                                  ------------------------------

     If delivery is by book-entry transfer:

     Name of Tendering Institution
                                  ----------------------------------------------

     Account Number
                   -------------------------------------------------------------

     Transaction Code Number
                            ----------------------------------------------------

                                                   2

Ladies and Gentlemen:

      The undersigned hereby tenders to BZ Acquisition Corp. (the "Purchaser"), a Delaware corporation and a wholly owned subsidiary of Steel Partners II, L.P., a Delaware limited partnership ("Steel Partners II"), the above-described shares of common stock, par value $0.01 per share (the "Common Stock"), and the associated preferred stock purchase rights (the "Rights" and, together with the
Common Stock, the "Shares"), of Bairnco Corporation, a Delaware corporation (the
"Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at $13.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Amended and Restated Offer to Purchase dated
March 2, 2007 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments and supplements thereto, collectively constitute the "Offer"). The
Offer expires at 5:00 P.M., New York City time, on Friday, March 16, 2007, unless extended as described in the Offer (as extended, the "Expiration Date").
The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

      Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the
Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 23, 2007) and appoints the
Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares
(and all such other Shares or securities), or transfer ownership of such Shares
(and all such other Shares or securities) on the account books maintained by The
Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and all such other
Shares or securities) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such
Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

      The undersigned hereby irrevocably appoints Jack L. Howard and Warren G.
Lichtenstein, or either of them, the attorneys in fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the
Purchaser prior to the time of any vote or other action (and any and all other
Shares or other securities issued or issuable in respect thereof on or after
February 23, 2007), at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given by the undersigned (and if given, will not be deemed to be effective).

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all other Shares or other securities issued or issuable in respect thereof on or after February 23, 2007) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the
Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                                                   3

      The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the
Purchaser upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Agreement and Plan of Merger, dated as of February 23, 2007
(the "Merger Agreement"), by and among Steel Partners II, the Purchaser and the
Company, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of
Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

      Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any
Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under
"Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both
"Special Payment Instructions" and "Special Delivery Instructions" are
completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special
Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------        ----------------------------------
    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS

  (SEE INSTRUCTIONS 1, 5, 6 AND 7)           (SEE INSTRUCTIONS 1, 5, 6 AND 7)

 To be completed ONLY if the check          To be completed ONLY if the check
  for the purchase price of Shares          for the purchase price of Shares
 purchased (less the amount of any          purchased (less the amount of any
     federal income and backup                  federal income and backup
   withholding tax required to be            withholding tax required to be
   withheld) or certificates for              withheld) or certificates for
     Shares not tendered or not                Shares not tendered or not
 purchased are to be issued in the            purchased are to be mailed to
   name of someone other than the          someone other than the undersigned
            undersigned.                   or to the undersigned at an address
                                             other than that shown below the
                                               undersigned's signature(s).

Issue |_| check|_| certificates to:        Mail |_| check|_| certificates to:

Name:________________________________      Name:________________________________
           (Please Print)                             (Please Print)

Address______________________________      Address______________________________

_____________________________________      _____________________________________

_____________________________________      _____________________________________
                          (Zip Code)                                (Zip Code)

_____________________________________      _____________________________________
   Taxpayer Identification Number             Taxpayer Identification Number

_____________________________________
           Account Number

                                    SIGN HERE
                   (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

Dated                                      , 2007
       ------------------------------------

Name(s)
         -----------------------------------------------------------------------
                                    (Please Print)

Capacity (full title)
                       ---------------------------------------------------------

Address
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and Telephone Number
                                --------------------------------------

Taxpayer Identification or Social Security Number --------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see
Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
                     (FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW)

Name of Firm
              ------------------------------------------------------------------

Address
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                                                      (Zip Code)

Area Code and Telephone Number
                               ---------------------------------------

Authorized Signature
                      ------------------------------------------------

Name
      --------------------------------------------------------------------------
                                    (Please Print)

Title
       -------------------------------------------------------------------------

Dated
      --------------------------------------------------------------------, 2007

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The
Securities Transfer Association, Inc., including the Securities Transfer Agents
Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the
New York Stock Exchange, Inc. Medallion Signature Program (MSP), or any other
"eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible
Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the
Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii)
if such Shares are tendered for the account of an Eligible Institution. See
Instruction 5.

   2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal
is to be used either if certificates are to be forwarded herewith or, unless an
Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to
Purchase. CERTIFICATES FOR ALL PHYSICALLY DELIVERED SHARES, OR A CONFIRMATION OF
A BOOK-ENTRY TRANSFER INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER
FACILITY OF ALL SHARES DELIVERED ELECTRONICALLY, AS WELL AS A PROPERLY COMPLETED
AND DULY EXECUTED LETTER OF TRANSMITTAL WITH ANY REQUIRED SIGNATURE GUARANTEES
(OR FACSIMILE THEREOF OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S
MESSAGE) AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE
RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FRONT PAGE
OF THIS LETTER OF TRANSMITTAL BY THE EXPIRATION DATE.

      Stockholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other required documents to the
Depositary by the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the
Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed
Notice of Guaranteed Delivery substantially in the form provided by the
Purchaser must be received by the Depositary by the Expiration Date and (iii)
the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer
Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal with any required signature guarantees
(or facsimile thereof or, in the case of a book-entry delivery, an Agent's
Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

      The method of delivery of Shares and all other required documents, including through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder, and delivery will be deemed made only when actually received by the Depositary. If certificates for Shares are sent by mail, we recommend registered mail with return receipt requested, properly insured, in time to be received prior to the Expiration Date.

      No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

   3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

   4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY
TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares that were represented by the old certificate but not tendered will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled
"Special Payment Instructions" or "Special Delivery Instructions", as the case may be, on this Letter of Transmittal, as promptly as practicable following the
Expiration Date. All Shares represented by certificates delivered to the
Depositary will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If
this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

      If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

      If this Letter of Transmittal is signed by the registered holder(s) of the
Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

   6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or
Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s)
signing this Letter of Transmittal or if the check or any certificates for
Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this
Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering
Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. LOST, DESTROYED OR STOLEN CERTIFICATES. If the certificate(s) representing
Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact Bairnco Corporation's transfer agent,
Computershare Investor Services, LLC, immediately by calling toll-free (800)
568-3476. Bairnco Corporation's transfer agent will provide such holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The stockholder may be required to give the Purchaser a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.
This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Depositary in accordance with the procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

   9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and
requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below. Additional copies of the Offer to
Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the
Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9 may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

   10. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the
Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to 28% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part
I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the
Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is
written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Each foreign stockholder must complete and submit Form W-8 BEN in order to be exempt from the 28% federal income tax backup withholding due on payments with respect to the Shares.

   11. WAIVER OF CONDITIONS. Subject to the terms and conditions of the Merger
Agreement, Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

                            IMPORTANT TAX INFORMATION

      Under the federal income tax law, a stockholder whose tendered Shares are accepted for purchase is required by law to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below and to certify that such
TIN is correct (or that such stockholder is awaiting a TIN) or otherwise establish a basis for exemption from backup withholding. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a correct TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 28%.

      Certain stockholders (including, among others, all corporations and certain foreign individuals) are generally not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must generally submit a Form
W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Depositary.

      If backup withholding applies, the Depositary is required to withhold 28%
of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal
Revenue Service.

      If backup withholding applies and "Applied For" is written in Part I of the Substitute Form W-9 and the stockholder has completed the Certificate of
Awaiting Taxpayer Identification Number, the Depositary will retain 28% of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If a stockholder's TIN is provided to the Depositary within 60 days of the date of the Substitute Form
W-9, payment of such retained amounts will be made to such stockholder. If a stockholder's TIN is not provided to the Depositary within such 60-day period, the Depositary will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 28% of any payment of the purchase price for the tendered Shares made to such stockholder thereafter unless such stockholder furnishes a TIN to the Depositary prior to such payment.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments made to a stockholder whose tendered Shares are accepted for purchase for stockholders other than foreign persons who provide an appropriate Form W-8BEN, the stockholder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the stockholder's correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such stockholder is awaiting a TIN) and that (i) such stockholder is exempt from backup withholding;
(ii) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding. The stockholder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

      The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification
Number on Substitute Form W-9 for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING HOLDERS

-----------------------------------------------------------------------------------------

            PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY
-----------------------------------------------------------------------------------------

SUBSTITUTE          Part 1 -- TAXPAYER IDENTIFICATION
Form W-9            NUMBER -- FOR ALL ACCOUNTS, ENTER
                    YOUR TAXPAYER IDENTIFICATION NUMBER
DEPARTMENT OF THE   IN THE BOX AT RIGHT. (FOR MOST
TREASURY INTERNAL   INDIVIDUALS, THIS IS YOUR SOCIAL
REVENUE SERVICE     SECURITY NUMBER. IF YOU DO NOT HAVE    ------------------------------
                    A NUMBER, SEE  "HOW TO OBTAIN A        Taxpayer Identification Number
                    TIN"  IN THE ENCLOSED GUIDELINES.)
Payer's Request     CERTIFY BY SIGNING AND DATING BELOW.   ------------------------------
for Taxpayer        NOTE: IF THE ACCOUNT IS IN MORE THAN   (If awaiting TIN write "Applied
Identification      ONE NAME, SEE THE CHART IN THE         For")
Number (TIN)        ENCLOSED GUIDELINES TO DETERMINE
                    WHICH NUMBER TO GIVE THE PAYER.

------------------------- ----------------------------------------------------------------
Name                      PART 2 -- For Payees  Exempt  from Backup  Withholding,  see the enclosed Guidelines and complete as instructed therein.

------------------------- ----------------------------------------------------------------
Address (number and       CERTIFICATION Under penalties of perjury, I certify that:
street)

------------------------- (1) The  number  shown  on  this  form  is my  correct  Taxpayer
City, State and Zip Code  Identification Number (or I am waiting for a number to be issued to me), and

                          (2) I am not  subject to backup  withholding  because:  (a) I am exempt from backup withholding,  or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                          (3) I am a U.S. person (including a U.S. resident alien).

                          Certification  Instructions -- You must cross out item (2) above if you have  been  notified  by the IRS  that you are  currently subject to backup  withholding  because you failed to report all interest  and  dividends on your tax return.  However,  if after being  notified  by the IRS  that  you were  subject  to  backup withholding you received another  notification from the IRS that you are no longer  subject to backup  withholding,  do not cross
                          out  item  (2).   (Also  see   instructions   in  the   enclosed
                          Guidelines).

                          ----------------------------------------------------------------
                          SIGNATURE

                          DATE _________________, 2007

------------------------------------------------------------------------------------------

NOTE:                     FAILURE TO  COMPLETE  AND RETURN  THIS FORM MAY RESULT IN BACKUP
                          WITHHOLDING  OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS
                          OFFER. PLEASE REVIEW THE ENCLOSED  "GUIDELINES FOR CERTIFICATION
                          OF TAXPAYER  IDENTIFICATION  NUMBER ON SUBSTITUTE  FORM W-9" FOR
                          ADDITIONAL DETAILS.

                                             10

NOTE:                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE
                          AWAITING A TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
           CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer  identification  number has not been issued to me, and either (1) I have mailed or delivered an  application to receive a taxpayer  identification number to the appropriate Internal Revenue
Service Center or Social Security  Administration office or (2) I intend to mail or deliver an  application  in the near future.  I  understand  that if I do not provide a  taxpayer  identification  number by the time of  payment,  28% of all reportable  cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature:                                       DATE:
           -------------------------------------       -------------------------
--------------------------------------------------------------------------------

                                       11

      QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE AMENDED
AND RESTATED OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND OTHER TENDER OFFER
MATERIALS MAY BE DIRECTED TO THE INFORMATION AGENT AS SET FORTH BELOW:

                     THE INFORMATION AGENT FOR THE OFFER IS:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (call collect)
                                       or
                          CALL TOLL-FREE (800) 322-2885
                      E-MAIL: bairnco@mackenziepartners.com